CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Capital Appreciation Portfolio and Aurora Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Mid-Cap Value Equity Portfolio, Mid-Cap Growth Equity Portfolio, and Small/Mid-Cap Growth Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Science & Technology Opportunities Portfolio, Health Sciences Opportunities Portfolio, U.S. Opportunities Portfolio, Global Opportunities Portfolio, and International Opportunities Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Asset Allocation Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Exchange Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Small Cap Value Equity Portfolio, Small Cap Core Equity Portfolio, and Small Cap Growth Equity Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Global Resources Portfolio and All-Cap Global Resources Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 111 to Registration Statement No. 33-26305 of BlackRock Funds on Form N-1A of our report dated November 26, 2008, appearing in the 2008 Annual Report of BlackRock FundsSM on Form N-CSR, relating to the Money Market Portfolio, U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, and Virginia Municipal Money Market Portfolio, for the year ended September 30, 2008. We also consent to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accountant” and “Financial Statements” in the Statement of Additional Information, all of which are a part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
January 28, 2009